UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 20, 2009

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2009, the Registrant’s Board of Directors (the “Board”) appointed John Schofield as a director to fill a vacancy on its Board.  Mr. Schofield will serve until the 2011 Annual Meeting of Stockholders or his successor is duly appointed and qualified.

Since 2001, Mr. Schofield has served as the Chairman of the Board of Directors of Integrated Device Technology, Inc.  From March 1999 to January 2005, Mr. Schofield was Chairman, President, Chief Executive Officer and Director of Advanced Fibre Communications, Inc.  In 2004, Mr. Schofield was a member of the Board of Directors of Telecommunications Industry Association.  Mr. Schofield was recommended to the Board by the Nominating Committee of the Board in accordance with the provisions of the Nominating Committee Charter.

There are no arrangements or understandings between Mr. Schofield and any other person pursuant to which Mr. Schofield was elected as a director.  Mr. Schofield has been appointed to serve on the Audit Committee of the Board.  There are no transactions in which Mr. Schofield has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Schofield will be granted a stock option, pursuant to the Registrant’s 2007 Stock Incentive Plan, to purchase 50,000 shares of the Registrant’s common stock with an exercise price equal to the closing share price of the Registrant’s common stock on the date of grant, February 15, 2009.  Such option will vest over a four-year period so long as Mr. Schofield remains a member of the Board.

A copy of the press release announcing Mr. Schofield’s election is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

	99.1	Press release of Sonus Networks, Inc. dated January 20, 2009 announcing the appointment of a new member of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2009	SONUS NETWORKS, INC.

By:
/s/ Richard J. Gaynor
Richard J. Gaynor
Chief Financial Officer

Exhibit Index

99.1	Press release of Sonus Networks, Inc. dated January 20, 2009 announcing the appointment of a new member of the Board of Directors.